Exhibit 10.3

AMENDMENT NO. 5

to

EMPLOYMENT AGREEMENT

dated December 15, 2003

by and between

AXIS Specialty Limited (the “Company”)

and

John R. Charman (the “Executive”)

Dated May 3, 2012

WHEREAS, the Company and the Executive entered into an amended and restated employment agreement dated as of December 15, 2003 (the “Agreement”);

WHEREAS, the Company and the Executive entered into Amendment No. 1 to the Agreement as of October 23, 2007;

WHEREAS, the Company and the Executive entered into Amendment No. 2 to the Agreement as of February 19, 2008;

WHEREAS, the Company and the Executive entered into Amendment No. 3 to the Agreement as of May 20, 2008;

WHEREAS, the Company and the Executive entered into Amendment No. 4 to the Agreement as of December 31, 2010; and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company and its shareholders to revise the Agreement in order to change Executive’s title from President and Chief Executive Officer to Chairman of the Board of Directors;

NOW, THEREFORE, the Agreement is hereby amended, effective as of May 3, 2012 as follows:

1.	Section 2(a) of the Agreement, as amended (General), is hereby modified by inserting “Chairman of the Board of Directors” in lieu of “President and Chief Executive Officer” in the first sentence thereof.

2.	Section (i)(C) of Exhibit B to the Agreement, as amended (Good Reason), is hereby modified by inserting “Chairman of the Board of Directors” in lieu of “President and Chief Executive Officer” in the first sentence thereof.

3.	Except as set forth herein, all other terms and conditions of the Agreement (as previously amended) shall remain in full force and effect.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AXIS Specialty Limited

By:	/s/ Michael A. Butt

Name: Michael A. Butt
Title: Chairman

Executive

/s/ John R. Charman
John R. Charman

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